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                                                                    Exhibit 99.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
              PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                     SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Datakey, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Alan G. Shuler, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


     Date: March 26, 2003         Signature: /s/ Alan G. Shuler
                                             Alan G. Shuler
                                             Chief Financial Officer


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